VK-SCG-SUMSUP-1 072012
Summary Prospectus Supplement dated July 20, 2012
The purpose of this supplement is to provide you with changes to the current Summary Prospectus for Class A, B, C and Y shares of the Fund listed below:
Invesco Van Kampen Small Cap Growth Fund
Effective September 24, 2012, Invesco Van Kampen Small Cap Growth Fund will change its name to Invesco Small Cap Discovery Fund.
VK-SCG-SUMSUP-1 072012